Future Operations	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
1. Future Operations

NXT Energy Solutions Inc. (the "Company" or "NXT") is a publicly traded company based in Calgary, Canada.

NXT's proprietary Stress Field Detection ("SFD®") technology is an airborne survey system that is used in the oil and natural gas industry to help aid in identifying areas with hydrocarbon reservoir potential.  Specific rights to this technology were acquired from NXT's current Chief Executive Officer and President (the "CEO") under a Technology Transfer Agreement (the "TTA") which has a term to December 31, 2015 (the “Maturity Date”).  The TTA requires the completion of various conditions, including conversion by NXT of the remaining 8,000,000 convertible preferred shares issued (see note 8), in order to retain the SFD® technology, which NXT intends to finalize before the Maturity Date.

Prior to 2006 the Company had engaged in extensive activities to develop, validate and obtain industry acceptance of SFD®, including conducting SFD® surveys for oil and gas industry partners on a cost recovery basis and participating as a joint venture partner in SFD® identified exploration wells. By December 31, 2005 the Company had accumulated a deficit of approximately $47.6 million in conducting these activities.

In 2006 SFD® survey services began to be offered to clients engaged in oil and gas exploration activities with an initial focus on companies operating in western Canada. Subsequently, in 2008, NXT commenced to focus its sales activities towards international and frontier exploration markets.

The generation of positive cash flow from operations will depend largely on NXT’s ability to demonstrate the value of the SFD® survey system to a much wider client base. NXT recognizes that its' financial position is currently dependent upon a limited number of client projects, on obtaining additional financing when needed, and attracting future clients.

These consolidated financial statements have been prepared on a "going concern" basis in accordance with generally accepted accounting principles of the United States of America ("US GAAP").  The going concern basis of presentation assumes that NXT will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business.  There is substantial doubt about the appropriateness of the use of the going concern assumption, primarily due to current uncertainty about the timing and magnitude of potential future revenues.  NXT recognizes that ongoing use of the going concern assumption will depend on its ability to support operations for the foreseeable future beyond the next 12 months based on generating sufficient new revenue sources or securing additional financing if required.

NXT continues to work to expand its client base in order to generate revenues, positive net income and cash flow from operations in future years with its existing business model.  However, the occurrence and timing of this outcome cannot be predicted with certainty.

These consolidated financial statements do not include any adjustments to amounts and classifications of assets and liabilities or reported expenses that would be necessary should NXT be unable to raise additional capital or generate sufficient net income and cash flow from operations as required in future years in order to continue as a going concern.